UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2005
                                                        ------------------

                                AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                  Oklahoma              1-4702            59-0936128
                  --------              ------            ----------
(State or Other Jurisdiction       (Commission File       (IRS Employer
           of Incorporation)            Number)           Identification Number)

   641 Lexington Avenue, New York, New York                 10022
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   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (212) 705-4700
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

     On September 20, 2005, the Compensation and Human Resources Committee of AMREP Corporation (the "Company"), approved annual salary increases to the indicated amounts effective October 3, 2005, and performance bonuses for performance during the Company's fiscal year ended April 30, 2005 for executive officers, as follows:

     James Wall, Director and Senior Vice President of the Company; Chairman of the Board, President and Chief Executive Officer of the Company's AMREP Southwest Inc. subsidiary - $50,000 bonus;

     Peter M. Pizza, Vice President, Chief Financial Officer and Treasurer of the Company - $179,400 annual salary and $10,000 bonus; and

     Michael P. Duloc, Chief Operating Officer of the Company's fulfillment and distribution services businesses - $226,325 annual salary and $22,500 bonus.

                                    SIGNATURE
                                    ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMREP CORPORATION

Date:   September 26, 2005                        By:  /s/ Peter M. Pizza
        ------------------                             ------------------
                                                       Peter M. Pizza
                                                       Vice President and
                                                       Chief Financial Officer


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